SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 7, 2007

CLST HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22972	75-2479727
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

601 S. Royal Lane, Coppell, Texas 75019
 (Address of principal executive offices including Zip Code)

(972) 462-2700
(Registrant’s telephone number, including area code)

CELLSTAR CORPORATION
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On July 31, 2007, CLST Holdings, Inc. (the “Company”) held its annual stockholder meeting (the “Annual Meeting”) in order to elect the board of directors. The Company’s slate of director nominees consisted of Jere W. Thompson as the Class I director for a term of one year, John L. Jackson as the Class II director for a term of two years, and Dale V. Kesler as the Class III director for a term of three years, all of whom were current members of the Board. Timothy S. Durham, a significant stockholder in the Company, filed a definitive proxy statement with the Securities and Exchange Commission on July 12, 2007 in opposition to the Company’s proxy statement, whereby he urged the Company’s stockholders to elect a different slate of directors consisting of Robert Kaiser as the Class I director for a term of one year, Manoj Rajegowda as the Class II director for a term of two years, and Timothy S. Durham as the Class III director for a term of three years. The Annual Meeting was called to order on July 31, 2007 and then adjourned after all ballots were cast to allow the independent inspector appointed by the Board of Directors, IVS Associates, Inc., to count the ballots and tabulate the votes.  On August 7, 2007 the Annual Meeting was reconvened to announce the final results of the stockholder vote.

At the Annual Meeting, the stockholders elected Timothy S. Durham as a Class III director for a term of three years and Manoj Rajegowda as a Class II director for a term of two years, and reelected Robert Kaiser, who is a current member of the Company’s board of directors but was not up for reelection on the Company’s slate, as a Class I director for a term of one year.  The stockholders voted 8,418,359 shares (“Shares”) of the Company’s common stock in favor of Timothy S. Durham; 8,407,653 Shares in favor of Manoj Rajegowda; 8,397,552 Shares in favor of Robert Kaiser; 6,679,386 Shares in favor of Dale V. Kesler; 6,679,766 Shares in favor of John L. Jackson; and 6,679,766 Shares in favor of Jere W. Thompson.

At a meeting of the Board of Directors of the Company following the adjournment of the Annual Meeting on August 7, 2007, the Board of Directors elected Robert A. Kaiser as Non-Executive Chairman of the Board.

Departure of Officer

Elaine Rodriguez resigned as General Counsel and executive officer of the Company effective August 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLST HOLDINGS, INC.
(Registrant)
Dated: August 10, 2007	By:	/s/ Sherrian Gunn
	Name:	Sherrian Gunn
	Title:	Chief Executive Officer, President and Chief Financial Officer (Principal Financial Officer)